SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                           PRAEGITZER INDUSTRIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


               Oregon                                    93-0790158
----------------------------------------    ------------------------------------
(State of incorporation or organization)    (IRS Employer Identification Number)


    1270 SE Monmouth Cut Off Road
           Dallas, Oregon                                   97338
----------------------------------------    ------------------------------------
(Address of principal executive offices)                 (zip code)


     If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [ ]

     If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [ X ]

     If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

     If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

     Securities Act registration statement file number to which this Form relates: 333-63003 (if applicable)

Securities to be registered pursuant to Section 12(b) of the Act:


           Title of each class              Name of each exchange on which
           to be so registered              each class is to be registered

                 None
     ------------------------------         ------------------------------

     ------------------------------         ------------------------------

     ------------------------------         ------------------------------



Securities to be registered pursuant to Section 12(g) of the Act:

                           % Convertible Subordinated
                            Notes due December , 2008
                           ---------------------------
                                (Title of Class)

Item 1. Description of Registrant's Securities to be Registered
---------------------------------------------------------------

     Reference is made to the caption "Description of Notes" in Amendment No. 1 to the Registration Statement on Form S-1 (Registration No. 333-63003) as filed with the Securities and Exchange Commission (the "Commission") by the Registrant on November 17, 1998. A description of the securities being registered will be included in the final Prospectus to be filed with the Commission under Rule 424(b) under the caption "Description of Notes," and such description shall be deemed incorporated by reference into this registration statement.


Item 2. Exhibits
----------------

Exhibit Number     Exhibit Title
--------------     -------------

     3.1 Second Amended and Restated Articles of Incorporation (incorporated by reference to Exhibit 3(i) of the Registrant's Annual Report on Form 10-K for the year ended June 30, 1998)

     3.2 Bylaws (incorporated by reference to Exhibit 3(ii) of the Registrant's Registration Statement on Form S-1, Registration No. 333-01228)

     4.1 Form of Subordinated Indenture to be entered into between the Registrant and U.S. Trust Company, N.A. as the Indenture Trustee (incorporated by reference to Exhibit 4.2 of the Registrant's Registration Statement on Form S-1, Registration No. 333-63003)

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                       (Registrant)  Praegitzer Industries, Inc.

                                       Date ....................................

                                       By MATTHEW J. BERGERON
                                          ......................................
                                          Matthew J. Bergeron
                                          President, Chief Operating
                                          Officer and Director

Dated:  December 10, 1998

                                  EXHIBIT INDEX


                                                                    Sequential
Exhibit Number     Exhibit Title                                      Page No.
--------------     -------------                                      --------

     3.1           Second Amended and Restated Articles of
                   Incorporation (incorporated by reference to
                   Exhibit 3(i) of the Registrant's Annual Report on Form 10-K for the year ended June 30, 1998)

     3.2           Bylaws (incorporated by reference to Exhibit
                   3(ii) of the Registrant's Registration
                   Statement on Form S-1, Registration No.
                   333-01228)

     4.1 Form of Subordinated Indenture to be entered into between the Registrant and U.S. Trust Company, N.A. as the Indenture Trustee (incorporated by reference to Exhibit 4.2 of the Registrant's Registration Statement on Form S-1, Registration No. 333-63003)